UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01 Other Events
On October 2, 2025, IP Strategy, the d/b/a of Heritage Distilling Holding Company, Inc. (the “Company”) issued a press release announcing the official launch of its validator business on the Story Network. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference. The information incorporated by reference into this Item 8.01 from Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the Company’s proposed digital asset treasury strategy and the digital assets to be held by the Company. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company’s failure to realize the anticipated benefits of its digital asset treasury strategy or from the launch or operations of its validator business; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of $IP tokens and other cryptocurrencies; future yields from its validator business; the number of other $IP tokens being staked that would compete with the Company’s validator efforts; the number of other $IP validators the Company competes with; the price of $IP tokens earned through validator efforts; the uptime/downtime of both the Company’s validator system and the Story IP blockchain; security risks related to operating the validator business and protecting its tokens; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, the potential for the Company’s validator business to be a source of recurring revenue, the Company’s position as both a participant in and supporter of the programmable IP economy, the Company’s ability to maintain complete control over security and performance of its $IP tokens, the expected profitability and gross margins for the Company’s validator business, the expected yield for the Company’s staked $IP tokens, the illustrative potential annualized revenues for the Company's validator business, the estimated fixed cost basis for the validator business, the Company’s balance sheet and growth prospects, future arrangements with third parties that may stake their $IP tokens on IP Strategy’s validator and any commissions to be earned thereon, the future expansion of the Company’s validator and staking activities and the Company’s plans to provide regular updates as additional $IP tokens and revenues are earned through its validator infrastructure, as well as those risks and uncertainties discussed in the “Forward-Looking Statements” section of the press release, any additional risks and uncertainties identified in the Company’s Registration Statement on Form S-1 (Registration No. 333-289870) and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 or in Quarterly Reports on Form 10-Q and other information the Company has or may file with the SEC.
The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this report, and we undertake no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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